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GENERAL SERVICES ADMINISTRATION     SUPPLEMENTAL AGREEMENT      DATE:
PUBLIC BUILDINGS SERVICE            NO. 1                       JANUARY 25, 1996
SUPPLEMENTAL LEASE AGREEMENT        TO LEASE NO. GS-10PES-OL-5-42

ADDRESS OF PREMISES: Federal Center South
                     1202 Warehouse
                     4735 E. Marginal Way South
                     Seattle, WA  98134

THIS AGREEMENT, made and entered into this date by and between Seattle FilmWorks, Inc.

whose address is     1260 16th Avenue West
                     Seattle, WA 98119

hereinafter called the Lessee, and the UNITED STATES OF AMERICA, hereafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the considerations hereinafter mentioned covenant and agree that the said Lease is amended, effective January 1, 1996, as follows:

This SLA reflects an increase in square footage of 10,000 square feet of warehouse space, located at Federal Center South, 1202 Warehouse, 4734 E. Marginal Way S., Seattle, WA 98134.

Paragraphs 2 and 4 are amended as follows:

2. WITNESSETH: The Lessor hereby leases to the Lessee approximately 80,000 square feet of enclosed warehouse space, located in the northern most portion of the 1202 Warehouse, at column markers C46 south to F33 north, west to F33 north, south to G36 inclusive, Federal Center South, 4735 E. Marginal Way South, Seattle, WA 98134.

4. The Lessee shall pay the Lessor an annual rental of $249,600.00 (Two hundred forty nine thousand six hundred dollars and no/100), payable at the rate of $20,800.00 (Twenty thousand eight hundred dollars and no/100), per month in advance.


All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.

LESSEE

BY /s/ Case H. Kuehn       Vice President, Chief Financial Officer and Treasurer
(Signature)                (Title)

IN PRESENCE OF

/s/ Linda M. Clay          910-223rd Court N.E., Redmond, WA  98053
(Signature)                (Address)

UNITED STATES OF AMERICA

BY /s/ Brenda Dang 1/25/96 CONTRACTING OFFICER, GENERAL SERVICES
                           ADMINISTRATION
(Signature)                (Official Title)


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